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                             OPUS INVESTMENT TRUST
               (Supplement to Prospectus dated October 28, 2004)

On December 15, 2005, the Trustees of Opus Investment Trust (the "Trust"), of which Opus Cash Reserves (the "Fund") is a series, authorized the termination the Fund as a series of the Trust and the liquidation of the Fund, effective on January 31, 2006, or such other date as may be designated by one or more officers of the Trust (the "Liquidation Date"). Any assets of the Fund remaining on the Liquidation Date after all charges, taxes, expenses and liabilities of the Fund have been paid or provided for will be reduced to distributable form and distributed to the remaining shareholders of the Fund on such date in liquidation of their shares of the Fund. You can redeem your shares of the Fund at any time prior to the Liquidation Date and receive the net asset value of your shares as described in the Fund's prospectus. You should consult your tax adviser regarding the tax treatment applicable to the liquidation of the Fund's shares for federal tax purposes, as well as possible state and local tax consequences.

The Fund does not expect to accept investments after December 15, 2005.

December 15, 2005